UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 7, 2024

BLACK DIAMOND THERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39200	81-4254660
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

One Main Street, 14th Floor

Cambridge, MA 02142

(Address of principal executive offices, including zip code)

(617) 252-0848

(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	BDTX	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Departure of Chief Business Officer, Chief Financial Officer and Principal Financial Officer

On October 7, 2024, Black Diamond Therapeutics, Inc. (the “Company”) terminated Fang Ni, Pharm. D. without Cause (as such term is defined in his employment agreement with the Company, which was filed as Exhibit 10.12 to the Company’s Annual Report on Form 10-K filed on March 9, 2023 (the “Employment Agreement”)) as Chief Business Officer, Chief Financial Officer and principal financial officer of the Company, in each case, effective as of October 7, 2024 (the “Separation”), in connection with a corporate restructuring plan (as described in further detail below). Following the effective date of the Separation, the Company will retain certain consulting and advisory services of Dr. Ni (the “Advisory Services”), effective as of the close of business on October 7, 2024 through January 7, 2025 (the “Advisory Period”). Dr. Ni will not receive any compensation for the Advisory Services, other than continued vesting of his existing equity awards in accordance with their terms during the Advisory Period.

In connection with the Separation, Dr. Ni and the Company entered into a Separation Agreement (the “Separation Agreement”) pursuant to which, Dr. Ni is entitled to receive severance benefits pursuant to the terms of the Employment Agreement. The foregoing summary of the Separation Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Separation Agreement, a copy of which the Company intends to file as an exhibit to its Quarterly Report on Form 10-Q for the quarter ended September 30, 2024.

Appointment of Principal Financial Officer

In connection with the Separation, effective October 7, 2024, Erika Jones, the Company’s Senior Vice President, Finance and Corporate Controller, and principal accounting officer, was appointed as principal financial officer of the Company. Ms. Jones will continue to serve as principal accounting officer of the Company.

There are no arrangements or understandings between Ms. Jones and any other person pursuant to which she was appointed as a principal financial officer of the Company, nor are there any transactions to which the Company is or was a participant in which Ms. Jones has a material interest subject to disclosure pursuant to Item 404(a) of Regulation S-K.

Item 7.01. Regulation FD Disclosure.

On October 7, 2024, the Company issued a press release entitled “Black Diamond Therapeutics Announces Restructuring Plan to Focus Resources on BDTX-1535 and Extend Cash Runway.” A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information furnished under this Item 7.01, including Exhibit 99.1 hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 8.01. Other Events.

On October 7, 2024, the Company announced a corporate restructuring plan to prioritize the Company’s resources on advancing and optimizing development plans for its lead program BDTX-1535, strengthen operational efficiencies, and extend its cash runway (the “Restructuring Plan”). The Restructuring Plan includes deprioritizing the Company’s development candidate BDTX-4933 for which it will seek collaboration partners, a reduction in force, reduction of general and administrative expenses, and outsourcing of chemistry, manufacturing and controls activities, as well as certain other measures to streamline its operating expenses and capital expenditures. The Company expects that the anticipated cost savings from the Restructuring Plan will extend its cash runway into the second quarter of 2026.

Forward-Looking Statements

Statements contained in this Current Report on Form 8-K regarding matters that are not historical facts are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Because such statements are subject to risks and uncertainties, actual results may differ materially from those expressed or implied by such forward-looking statements. Such statements include, but are not limited to, statements regarding: the expectations regarding the Company’s business strategy; the continued advancement of and development plans for BDTX-1535; the expected cost savings from the Restructuring Plan; and the Company’s expected cash runway. Any forward-looking statements in this Current Report on Form 8-K are based on management’s current expectations of future events and are subject to a number of risks and uncertainties that could cause actual results to differ materially and adversely from those set forth in or implied by such forward-looking statements. Risks that contribute to the uncertain nature of the forward-looking statements include those risks and uncertainties set forth in the Company’s Annual Report on Form 10-K for the year ended December 31, 2023, filed with the United States Securities and Exchange Commission and in its subsequent filings filed with the United States Securities and Exchange Commission. All forward-looking statements contained in this press release speak only as of the date on which they were made. The Company undertakes no obligation to update such statements to reflect events that occur or circumstances that exist after the date on which they were made.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No.	Description

99.1	Press Release issued by Black Diamond Therapeutics, Inc., dated October 7, 2024, furnished herewith.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLACK DIAMOND THERAPEUTICS, INC.

Date: October 7, 2024	By:	/s/ Brent Hatzis-Schoch
	Name:	Brent Hatzis-Schoch
	Title:	Chief Operating Officer and General Counsel